UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
September 4, 2008

Date of Report (Date of earliest event reported)
THE PEPSI BOTTLING GROUP, INC.

(Exact name of registrant as specified in its charter)
Delaware

(State or Other Jurisdiction of Incorporation)

1-14893 (Commission File Number)	13-4038356 (IRS Employer Identification No.)
One Pepsi Way, Somers, NY 10589

(Address of Principal Executive Offices) (Zip Code)
(914) 767-6000

(Registrant’s telephone number, including area code)
N/A

(Former name or former address, if changed since last report.)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information
Item 7.01 Regulation FD Disclosure.
     The Pepsi Bottling Group, Inc. announced that it is confirming its previously stated third quarter and full-year 2008 earnings per share guidance, as described in the press release furnished hereto as Exhibit 99.1 which is incorporated herein by reference.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
(a)	Not Applicable.

(b)	Not Applicable.

(c)	Not Applicable.

(d)	Exhibit 99.1 — Press release issued by The Pepsi Bottling Group, Inc. dated September 4, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PEPSI BOTTLING GROUP, INC. (Registrant)
Date: September 4, 2008	By:	/s/ David Yawman
(Signature)
David Yawman, Vice President, Associate General Counsel and Assistant Secretary

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release issued by The Pepsi Bottling Group, Inc., dated September 4, 2008